UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2026

GOPRO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36514	77-0629474
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
3025 Clearview Way, San Mateo, CA 94402
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 332-7600

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001	GPRO	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
The information appearing below under Item 4.02(a) regarding certain previously reported financial information of GoPro, Inc. (the “Company”) for the fiscal year ended December 31, 2025 and the fiscal quarter and year-to-date periods ended September 30, 2025, March 31, 2026, and June 30, 2026 is incorporated herein by reference into this Item 2.02. The information appearing below under Item 4.02(a) refers to certain financial statements that the Company intends to restate. The Company identified certain errors related to accounting for certain debt instruments. The errors related to (i) the initial measurement of the liability classified warrants issued to Mateo Financing, LLC (the “Warrants”) on August 4, 2025, (ii) recognition of changes in fair value of the warrant liability at each subsequent reporting period, (iii) the accounting for the November 5, 2025 Warrant repricing in connection with an amendment to the 2025 Credit Agreement, and (iv) debt discount amortization due to initial measurement errors. A separate error was identified related to the accounting for the Company's convertible debentures (the "Convertible Debentures") issued in 2026 as part of the Securities Purchase Agreement entered into with YA II PN, Ltd. In accounting for the bifurcation of the embedded conversion derivative from the Convertible Debentures, the Company used the fair value of the convertible debenture as the fair value of the embedded conversion derivative, rather than determining the fair value of the embedded conversion derivative using a with-and-without valuation approach and recognizing the combined instrument as short-term debt. As a result, the amounts initially allocated to the embedded conversion derivative and debt host at issuance, and the related debt discount and subsequent interest expense, were incorrectly recorded. These errors do not affect the Company's revenue, gross margin, operating loss, cash, operating cash flows, EBITDA or non-GAAP operating income (loss) in any of the restated periods. However, the corrections affect net loss and other non-cash adjustments within the adjustments to reconcile net loss to net cash used in operating activities, with offsetting adjustments such that net cash used in operating activities remains unchanged.
Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
(a)
While preparing the proxy statement related to the transactions contemplated by the Agreement and Plan of Merger, dated as of September 1, 2026, by and among the Company, Action Acquisitions LLC and Starman Optical, Inc., and finalizing the financial records for the fiscal quarter ended September 30, 2026, the Company identified errors in the accounting for certain debt instruments. On October 9, 2026, the Audit Committee of the Board of Directors (the "Audit Committee") of the Company, in consultation with management, concluded that (i) the previously issued audited consolidated financial statements of the Company as of and for the fiscal year ended December 31, 2025 (the “2025 Audited Financial Statements”), included in the Company’s Annual Report on Form 10-K filed on March 12, 2026 and subsequently updated in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on June 1, 2026 (collectively, the “2025 10-K”), (ii) the unaudited condensed consolidated financial statements of the Company as of September 30, 2025 and for the three and nine months then ended (the “Q3 2025 Financial Statements”), included in the Company's Quarterly Report on Form 10-Q filed on November 6, 2025 and (iii) the unaudited condensed consolidated financial statements of the Company as of March 31, 2026 and June 30, 2026 and for the three-month periods then ended, and, with respect to June 30, 2026, the six months then ended (the "2026 Financial Statements"), included in the Company's Quarterly Reports on Form 10-Q filed on May 11, 2026 and August 10, 2026, respectively, were materially misstated due to the above described errors and should no longer be relied upon. The 2025 Audited Financial Statements, Q3 2025 Financial Statements and the 2026 Financial Statements are collectively referred to as the “Impacted Financial Statements.” Any previously furnished or filed reports, earnings releases, press releases, investor presentations or similar communications of the Company describing the Impacted Financial Statements should no longer be relied upon.
The Company plans to restate the 2025 Audited Financial Statements and include them in an amendment to the 2025 10-K (the “2025 10-K/A”). The 2025 10-K/A will also include a restatement of the Q3 2025 Financial Statements. The Company also plans to restate its 2026 Financial Statements and include them in an amendment to each of its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2026 (the "Q1 2026 10-Q/A") and June 30, 2026 (the "Q2 2026 10-Q/A"). The Company intends to file the 2025 10-K/A, Q1 2026 10-Q/A, and Q2 2026 10-Q/A with the SEC as soon as reasonably practicable. The restatements described in this paragraph are collectively referred to as the "Restatements."
The Company determined that incorrect valuation inputs and methodology were used in the initial and subsequent measurement of the Warrants, as the Black-Scholes valuations at initial measurement and at each subsequent measurement date incorrectly used an expected term shorter than the remaining contractual term through August 1, 2035, and incorrectly included an illiquidity discount. As a result, the warrant liability was understated, and long-term debt was overstated, by $8.1 million at initial measurement on August 4, 2025. The initial measurement error and the continued use of incorrect valuation inputs and methodology also caused an understatement of interest expense of approximately $0.5 million, $1.4 million and $0.6 million in the three and nine months ended September 30, 2025, the year ended December 31, 2025, and the fiscal quarter ended March 31, 2026, respectively, and impacted the recognition of changes in the fair value of the warrant liability recognized in Other Income (Expense) of approximately $(5.6) million, $2.2 million, $3.9 million, $(0.1) million, and $3.7 million in the three and nine months ended September 30, 2025, the year ended December 31, 2025, fiscal quarter ended March 31, 2026, fiscal quarter ended June 30, 2026, and six months ended June 30, 2026, respectively. It also caused an understatement of the loss from debt extinguishment of approximately $7.1 million recognized in other income (expense) in the quarter ended March 31, 2026 and six months ended June 30, 2026. In addition, the incremental $1.0 million fair value transferred to the lender through the November 2025 exercise-price reduction was recorded in other income (expense) rather than as an additional debt discount amortized to interest expense.
As it relates to the Convertible Debentures embedded conversion derivative error, the Company recorded the initial measurement based on the fair value of the convertible debt instrument on a standalone basis as an embedded conversion derivative of $30.9 million in Accrued expenses and other liabilities and recorded a loss of $7.1 million, as recorded in other income (expense), (representing the difference between the initial measurement and the cash received) rather than determining the difference between the basis of the hybrid instrument and the fair value of the embedded conversion derivative using the “with-and-without” method and recording the combined amount of the embedded conversion derivative liability and the debt host in short-term debt of $23.8 million. The related debt discount and subsequent amortization were incorrectly recorded, resulting in an overstatement of interest expense of approximately $1.0 million, $2.1 million, and $3.1 million for the quarters ended March 31, 2026 and June 30, 2026, and the six months ended June 30, 2026, respectively. Errors in recognizing subsequent changes in the fair value of the embedded conversion derivative caused other income (expense), net to be understated by approximately $0.3 million, $0.8 million, and $1.1 million in those respective quarters and for the six months ended, June 30, 2026, respectively. In addition, losses recognized upon conversions were understated by approximately $2.9 million in the fiscal quarter ended June 30, 2026.
In connection with the Restatements, the Company evaluated the impact of the restated financial results on incentive-based compensation under its Compensation Recovery Policy. The review covered current and former executive officers and other covered persons during the applicable recovery period. The Restatements did not affect the financial reporting measures on which incentive-based compensation received by covered persons was based, including non-GAAP operating income and revenue. In addition, no performance-based bonuses were earned under the Company’s 2025 executive bonus plan, and the 2025 performance stock unit awards were not earned and were forfeited. Based on this analysis, the Company determined that no erroneously awarded incentive-based compensation was subject to recovery under its Compensation Recovery Policy. The Company's management and Audit Committee have determined the misstatements were unintentional and were not the result of fraud or any other attempt to deceive.
Internal Control Considerations
The errors and the related Restatements were the result of a material weakness in the Company’s internal control over financial reporting, as the Company did not design and maintain effective controls to evaluate the accounting for and valuation of embedded features within financing arrangements. As a result, management has concluded that the Company’s disclosure controls and procedures and internal control over financial reporting were not effective as of September 30, 2025, December 31, 2025, March 31, 2026, and June 30, 2026. Accordingly, the Audit Committee of the Board concluded that Management’s Report on Internal Control Over Financial Reporting as of December 31, 2025, should no longer be relied upon. An updated report on the effectiveness of the Company's internal control over financial reporting will be included in the 2025 10-K/A.
The Audit Committee, along with management, discussed with PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm, the matters disclosed in this Item 4.02(a).
Summary of Impacts
The following summarizes the effect of the Restatements on the line items affected in each period. Line items not described below were not affected. In each period, the corrections were non-cash and were offset within adjustments to reconcile net loss to net cash used in operating activities within the statement of cash flows. Additionally, certain other previously identified immaterial adjustments were corrected, which impacted individual line items within operating cash flows with no change to total operating cash flows in any period presented. As a result, the corrections had no effect on net cash provided by (used in) operating activities in any period. Certain amounts presented in this Current Report on Form 8-K, including the "As Previously Reported," "Adjustment," and

"As Restated" amounts, have been rounded to the nearest thousand. As a result, totals and subtotals may not sum due to rounding.
Three and nine months ended September 30, 2025
As of September 30, 2025, long-term debt was overstated by approximately $7.6 million ($36.3 million as restated, compared with $43.9 million as previously reported). Other long-term liabilities were understated by approximately $13.8 million ($22.1 million as restated, compared with $8.4 million). As a result, total liabilities were understated, and total stockholders' equity was overstated, by approximately $6.2 million. For the three months ended September 30, 2025, interest expense was understated by approximately $0.5 million and other income (expense), net was overstated by approximately $5.6 million. As a result, net loss was understated by approximately $6.2 million ($27.4 million as restated, compared with $21.3 million as previously reported), and basic and diluted net loss per share was $(0.17) as restated, compared with $(0.13) as previously reported. Because the Warrants were issued in August 2025, interest expense was understated by approximately $0.5 million ($5.5 million as restated, compared with $4.9 million as previously reported) and other income (expense), net was overstated by approximately $5.6 million ($6.3 million as restated, compared with $0.6 million as previously reported) for the nine months ended September 30, 2025. For that period, net loss was $90.5 million as restated, compared with $84.4 million as previously reported, and basic and diluted net loss per share was $(0.57) as restated, compared with $(0.53) as previously reported.
Three months ended December 31, 2025
For the three months ended December 31, 2025, interest expense was understated by approximately $0.9 million and other income (expense), net was understated by approximately $7.9 million. As a result, net loss was overstated by approximately $7.0 million ($2.1 million as restated, compared with $9.1 million as previously reported). Basic and diluted net loss per share was $(0.01) as restated, compared with $(0.06) as previously reported.
Year ended December 31, 2025
As of December 31, 2025, long-term debt was overstated by approximately $7.7 million ($36.6 million as restated, compared with $44.3 million as previously reported). Other long-term liabilities, which include the Warrants, were understated by approximately $6.8 million ($15.9 million as restated, compared with $9.1 million). Together, these resulted in a $0.8 million overstatement of total liabilities and a corresponding understatement of total stockholders' equity. For the year ended December 31, 2025, interest expense was understated by approximately $1.4 million and other income (expense), net was understated by approximately $2.2 million. As a result, net loss was overstated by approximately $0.8 million ($92.6 million as restated, compared with $93.5 million as previously reported). Basic and diluted net loss per share was $(0.58) as restated, compared with $(0.59) as previously reported.
Three months ended March 31, 2026
For the three months ended March 31, 2026, interest expense was overstated by approximately $0.4 million and other expense, net was overstated by approximately $4.1 million. As a result, net loss was overstated by approximate $4.5 million ($76.3 million as restated, compared with $80.8 million as previously reported). Basic and diluted net loss per share was $(0.47) as restated, compared with $(0.50), as previously reported.
Three and six months ended June 30, 2026
As of June 30, 2026, short-term debt was understated by approximately $9.0 million ($81.6 million as restated, compared with $72.7 million as previously reported). Other long-term liabilities were understated by approximately $3.0 million ($8.6 million as restated, compared with $5.6 million as previously reported). As a result, total liabilities were understated, and total stockholders' deficit was overstated, by approximately $3.4 million. For the three months ended June 30, 2026, interest expense was overstated by approximately $2.1 million and other income (expense), net was understated by approximately $2.2 million ($7.0 million of other income (expense), net as restated, compared with $4.8 million of other income (expense), net as previously reported). As a result, net loss was understated by approximately $0.2 million ($51.2 million as restated, compared with $51.0 million as previously reported), and basic and diluted net loss per share was $(0.30) both as restated and as previously reported. For the six months ended June 30, 2026, interest expense was overstated by approximately $2.5 million ($8.1 million as restated, compared with $10.6 million as previously reported) and other income (expense), net was overstated by approximately $1.9 million ($20.5 million of other income (expense), net as restated, compared with $22.4 million of other income (expense), net as previously reported). For that period, net loss was overstated by approximately $4.3 million ($127.5 million as restated, compared with $131.8 million as previously reported), and basic and diluted net loss per share was approximately $(0.76) as restated, compared with $(0.79) as previously reported.

Item 8.01 Other Events.
The Company has informed the agents under its revolving credit facility with Wells Fargo Bank, National Association and its term loan credit facility with Farallon Capital Management, L.L.C. and the holders under the Company's convertible debentures issued to YA II PN, Ltd., and its senior secured notes issued to affiliates of Nicholas Woodman, of its intention to restate its financial statements and the status of its ongoing accounting review. As the historical accounting errors and consequent restatements constitute a default or event of default under each of the facilities, convertible debentures and senior secured notes, the Company has requested and obtained waivers from default under each of the facilities, convertible debentures and senior secured notes. On October 16, 2026 the Company obtained a waiver from the lenders under its term loan credit facility of its non-compliance with the minimum asset coverage ratio as of September 30, 2025 and December 31, 2025. The Company cannot assure that it will obtain the remaining waivers on acceptable terms or at all.
Cautionary Statement Regarding Forward-Looking Statements
This current report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those expressed or implied by these statements. You can generally identify forward-looking statements by the words “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “objective,” “outlook,” “plan,” “potential,” “predict,” “projection,” “seek,” “should,” “target,” “trend,” “will,” “would” or the negative version of these words or other comparable words. These forward-looking statements include, among others, the anticipated timing of the filing of the 2025 10-K/A; the Q1 2026 10-Q/A and the Q2 2026 10-Q/A; the financial statements to be restated and the filings in which such restated financial statements will appear; the nature and amount of the restatement adjustments; the Company’s expectation that certain previously reported financial measures will not be affected by the restatements; management’s conclusions regarding the Company’s disclosure controls and procedures; and the Company's remediation of its material weakness in its internal control over financial reporting. Such forward-looking statements are subject to various risks, uncertainties, assumptions, or changes in circumstances that are difficult to predict or quantify. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors include, but are not limited to, the risk that additional information may become known prior to the expected filing of the 2025 10-K/A, the Q1 2026 10-Q/A and the Q2 2026 10-Q/A or that other subsequent events may occur that would require the Company to make additional adjustments to its financial statements, which could be material, or delay the filing of the corrected or future periodic reports; risks related to the timing and results of the Company’s review of the effectiveness of internal control over financial reporting, remediation of the control deficiencies identified and the Company’s ability to implement and maintain effective internal control over financial reporting in the future, which may adversely affect the accuracy and timeliness of the Company’s financial reporting; identification of errors in the Company’s financial reporting in the future that require the Company to restate previously issued financial statements, which may subject the Company to unanticipated costs or regulatory penalties and could cause investors to lose confidence in the accuracy and completeness of the Company’s financial statements; the factors described under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as updated by the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2026 and June 30, 2026 and the Company’s other filings with the SEC; and other uncertainties, assumptions and changes in circumstances that may cause the Company’s actual results, performance or achievements to differ materially from those expressed or implied in any forward-looking statement. Each forward-looking statement contained herein speaks only as of the date of this current report, and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GoPro, Inc.
(Registrant)

Dated:	October 16, 2026	By: /s/ Brian Tratt
Brian Tratt Chief Financial Officer (Principal Financial Officer)